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                                                                   EXHIBIT 10.28


                            ASTRO LICENSE AGREEMENT
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                            ASTRO LICENSE AGREEMENT
                            -----------------------

     This Agreement is entered into as of December 18, 1990 among Glyko, Inc. ("Glyko"), a Delaware Corporation with its principal office at 81 Digital Drive, Novato, California 94949, Astromed, Ltd. ("Astromed"), a United Kingdom corporation with its principal office at Cambridge Science Park, Milton Road, Cambridge CB4 465 England, and Astroscan, Ltd. ("Astroscan"), a Manx corporation with its principal offices at Ballabeg House, Crankbourne Village, Bradden, Isle of Man, British Isles.

                                   RECITALS
                                   --------

     Astromed and Astroscan are the owners of the patents and patents applications listed in Exhibit A relating to techniques to facilitate analysis of carbohydrate and glycoconjugate molecules. Glyko wishes to obtain a license to use those patents, and Astromed and Astroscan have agreed to license those patents and associated know-how to Glyko.

                                   AGREEMENT
                                   ---------
1.   Definitions.
     ------------

     Reference is hereby made to the Joint Venture Agreement dated December 18 , 1990 (the "Joint Venture Agreement") among Glyko, Astromed, Astroscan, Millipore Corporation ("Millipore") , Glycomed, Inc., Gwynn R. Williams, and John Klock. Terms defined in the Joint Venture Agreement and not otherwise defined herein shall have the meanings so defined. As used in this Agreement, the following terms shall have the meanings defined below:

     1.1  "FACE" shall mean the technique known as Fluorescence Assisted
           ----
Carbohydrate Electrophoresis.

     1.2  The "Field" shall mean all aspects of and applications for the
               -----
analysis, manipulation, and synthesis of carbohydrates and glycoconjugates, and molecules containing carbohydrates and glycoconjugates, including separation, sequencing, compositional analysis and diagnostic applications.

     1.3  "Licensed Current Patents" shall mean the patents and patent
           ------------------------
applications throughout the world listed in Exhibit A hereto, and patents hereafter issued throughout the world on patent applications listed on Exhibit A hereto.

     1.4  "Future Patents" shall mean patents, patent applications, and patent
           --------------
rights throughout the world that Astromed or Astroscan file or obtain in the future and which
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Astromed and Astroscan are obligated to disclose and license to Glyko pursuant to Section 2.4 hereof.

     1.5  "Licensed Patents" shall mean Licensed Current Patents and Future
           ----------------
Patents.

     1.6  "Astromed and Astroscan Current Know-how" shall mean the technical
           ---------------------------------------
information, know-how, and technology possessed by Astromed and Astroscan on the date hereof relating to or useful in the Field.

     1.7  "Future Know-how" shall mean technical information, know-how, and
           ---------------
technology that Astromed or Astroscan develop or obtain in the future and which Astromed or Astroscan are obligated to disclose and license to Glyko pursuant to
Section 2.4 hereof.

     1.8  "Licensed Know-how" shall mean Astromed and Astroscan Current Know-how
           -----------------
and Future Know-how.

     1.9  "Rights Licensed to Astromed or Astroscan" shall mean any patents,
           ----------------------------------------
patent applications, technical information, know-how or other technology owned by third parties and licensed to Astromed or Astroscan with the right to grant sublicenses that relates to or is useful in the Field.

     1.10 "Licensed Technology" shall mean the Licensed Patents, Licensed Know-
           -------------------
how, and Rights Licensed to Astromed or Astroscan collectively.

     1.11 "Glyko Improvements" shall mean any and all improvements made by Glyko
           ------------------
to Licensed Technology.

2.   Grant of Rights: Exclusivity.
     -----------------------------

     2.1  License Grant. Subject to all of the provisions hereof, Astromed and
          -------------
Astroscan hereby grant to Glyko a royalty-free, perpetual, worldwide license to make, have made, use, sell, or otherwise dispose of any products, equipment, components, or systems for use in the Field based upon, embodying, or otherwise using the Licensed Technology, and to otherwise practice the Licensed Technology in the Field.

     2.2  Exclusivity. Except as provided below, the license granted herein
          -----------
shall be exclusive to Glyko in the Field and Astromed and Astroscan shall not practice the Licensed Technology to market, or license others to market products or services that compete with Glyko in the Field.

     2.3  Right to Sublicense. Astromed and Astroscan hereby grant to Glyko the
          -------------------
perpetual right to sublicense the Licensed Technology for use in the Field.

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     2.4  Future Developments. Astromed and Astroscan will disclose to Glyko
          -------------------
promptly after creation any and all inventions, patents, patent applications and technology relating to FACE, including know-how, developed or acquired by them during the term of this Agreement.

     2.5  Glyko Improvements. Glyko hereby grants to Astromed and Astroscan a
          ------------------
non-exclusive, royalty-free, perpetual worldwide license, including the right to sublicense, under the Glyko Improvements to make, have made, use, sell, or otherwise dispose of any products, equipment, components, or systems for use outside the Field and to otherwise practice Glyko Improvements outside the Field

3.   Representations and Warranties. Astromed and Astroscan represent and
     ------------------------------
warrant that, as of the date hereof,

          (a) To the best of their knowledge, the Licensed Technology licensed by it to Glyko hereunder did not infringe any proprietary rights of any third parties;

          (b) Their license and transfer of the Licensed Technology does not breach any of their duties toward any third party, nor did such license and transfer impose any obligations on Glyko other than those expressed in this Agreement; and

          (c) The Licensed Technology can be freely used and exploited by Glyko in the Field without any liability of any nature to third parties.

4.   Defense of Licensed Rights. If during the term of this Agreement Glyko
     --------------------------
becomes aware of an infringement of any Licensed Technology in the Field, it shall notify Astromed and Astroscan. and Glyko, Astromed, and Astroscan will confer and determine what actions may be taken to protect Glyko's rights under the Licensed Technology. The prosecution of such infringers shall be at the direction and expense of Glyko. Astroscan and Astromed shall have no obligation to prosecute any such infringer but shall join as nominal plaintiffs, at Glyko's expense, if requested to do so by Glyko. If Glyko determines not to prosecute an infringer, Astroscan and Astromed may do so, in which event Astroscan and Astromed shall pay all expenses of and may retain all recovery in any such proceeding.

5.   Term and Termination.
     ---------------------

     5.1  Perpetual Term. Unless sooner terminated in accordance with the terms
          --------------
hereof, this Agreement, and the license herein granted to Glyko, shall continue in effect perpetually.

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     5.2  Breach and Remedies. If either party commits a breach of any of the
          -------------------
terms of this Agreement, the other party may notify the defaulting party in writing, specifying the nature of the breach or the obligation that the defaulting party has failed to meet. If the defaulting party fails to cure the breach or meet the obligation specified within a period of thirty (30) days after service of such written notice, then the party not in default may terminate this Agreement forthwith by serving written notice of such termination upon the defaulting party.

     5.3  Bankruptcy. If Glyko should become bankrupt or make any arrangement
          ----------
or assignment for the benefit of its creditors, Astromed and Astroscan each shall have the right to terminate this Agreement forthwith by serving written notice of such termination.

     5.4  Default on Obligation to Fund. In the event that Millipore defaults in
          -----------------------------
its obligation to fund Glyko pursuant to Section 2.4 of the Joint Venture Agreement, and the Joint Venture Agreement is terminated pursuant to Section 8.3 thereof, Astromed and Astroscan each shall have the right to terminate this Agreement forthwith by serving written notice of such termination to Glyko.

6.   Effective Date. This Agreement shall become effective as of the date the
     --------------
Joint Venture Agreement is signed.

7.   Applicable Law. As this Agreement relates to the Joint Venture Agreement to
     --------------
which Glyko, Astromed, and Astroscan are all parties and as the Joint Venture Agreement is governed by the laws of the State of Delaware, this Agreement and the relationships between the parties shall be governed in all respects by the laws of the State of Delaware.

8.   Notices. All notices required or permitted by this Agreement shall be given
     -------
in writing and shall be deemed effective when personally delivered or when delivered by registered or certified mail, addressed as follows:

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If to Glyko:                                 If to Astromed:

Glyko, Inc.                                  Astromed, Ltd.
81 Digital Drive                             Cambridge Science Park
Novato, CA 94949                             Milton Road
Attn: Chief Executive                        Cambridge CB4 465 England
Officer                                      Attn: Gwynn Williams

If to Astroscan:

Astroscan, Ltd.
Ballabeg House
Crankbourne Village, Bradden
Isle of Man, British Isles
Attn: Gwynn R. Williams

     Such notices may also be sent by telex, telegram, or facsimile transmission, and shall be deemed effective upon receipt by the other party if confirmed in writing by the sender via registered or certified mail delivered within ten (10) days 'thereafter. Either party may at any time during this Agreement designate a different person or address for notices by notice to the other in the manner prescribed herein.

9.   Amendments. No modification or waiver of any provision of this Agreement
     ----------
shall be valid unless it is in writing and signed by all the parties hereto.

10.  Assignment. Neither party may assign its rights or obligations under this
     ----------
Agreement without the prior written consent of the other, except that a party may assign its rights and obligations to a party acquiring the business and assets of the party with which the license is used, provided the acquiror agrees in writing to be bound by the provisions hereof. All provisions of this Agreement shall be binding upon and inure solely to the benefit of the parties hereto, their heirs, legal representatives, successors (whether by consolidation, merger, or otherwise), and assigns.

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     IN WITNESS WHEREOF, the parties hereto, intending to be bound hereby, have caused this Agreement to be executed by their duly authorized representatives as of the___ day of December, 1990.

                                    GLYKO, INC.

                                    By:
                                        ---------------------------

                                    ASTROMED, LTD.

                                    By:____________________________

                                    ASTROSCAN, LTD.

                                    By:____________________________

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     IN WITNESS WHEREOF, the parties hereto , intending to be bound hereby, have caused this Agreement to be executed by their duly authorized representatives as of the ____ day of December, 1990.

                                    GLYKO, INC.

                                    By:____________________________

                                    ASTROMED, LTD.

                                    By:
                                        ---------------------------

                                    ASTROSCAN, LTD.

                                    By:____________________________
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     IN WITNESS WHEREOF, the parties hereto, intending to be bound hereby, have caused this Agreement to be executed by their duly authorized representatives as of the ____ day of December, 1990.

                                    GLYKO, INC.

                                    By:____________________________

                                    ASTROMED, LTD.

                                    By:____________________________

                                    ASTROSCAN, LTD.

                                    By: /s/ Gwynn R. Williams
                                        ---------------------------
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                                   EXHIBIT A
                                   ---------

                               LICENSED PATENTS

Astromed Patents

1.   Charge coupled device detection and electrophoresis

     PN May 29, 1985
     US #4,874,492 Issued 17 Oct 89

     Japan    Pending
     UK       Granted

Astroscan Patents and Patent Applications

1.   Carbohydrate sequencing (Basic PCT)
     PCT 9B88/00472

     US       Office Action 9/90
     Europe   Office Action 9/90
     UK       Office Action 9/90
     Japan    Pending

2.   Aminonaphthalene sulfonic acid labeling of carbohydrates

     PN Sept. 27, 1989

     UK       Pending

3.   Electrophoretic blotting of ANTS-labeled carbohydrates

     PN Sept. 27, 1989
     PCT Application filed 9/90

4.   Lucifer yellow fluorophore-labeling of carbohydrates for electrophoresis

     PN June 26, 1990

     UK       Pending
     PCT Application filed 9/90

5.   Method of quenching unlabeled ANTS for electrophoresis of carbohydrates

     PN June 26, 1990

     UK       Pending
     PCT Application filed 9/90
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6.   Updated ANTS application

     PN June 26, 1990

     UK       Pending
     PCT Application filed 9/90